UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 27, 2004

UNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-12431	22-3282551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		08809
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Item 5. Other Events and Regulation FD Disclosure

The Registrant issued a press release on July 27, 2004 announcing the appointment of James A. Hughes currently President of Unity Bank and Unity Bancorp Inc. to Chief Executive Officer of Unity Bank and Unity Bancorp, the full text of which, filed as Exhibit 99.1 with this Current Report on Form 8-K, is hereby incorporated by reference in response to this Item.

Item 7. Financial Statements and Exhibits

The following exhibit is filed with this current report on Form 8-K.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated July 27, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: July 28, 2004	By: /s/ ALAN J. BEDNER
EVP and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated July 27, 2004.